Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
13. Subsequent Events
As mentioned in Note 8 above, the Company’s office lease agreement became effective on January 1, 2021. Upon adoption of ASU
2016-02,
Leases (Topic 842) and upon occupancy, the Company expects to record right-of-use
assets and lease liabilities of approximately $3.3 million, which represents the discounted cash flows of this operating lease as of the commencement date.
On April 5, 2021, the Company announced that it would redeem all of its outstanding public warrants to purchase shares of the Company’s common stock that were issued under the Warrant Agreement, dated March 5, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold in the Company’s initial public offering, that remained outstanding and unexercised on May 5, 2021, the redemption date, at a redemption price of $0.01 per public warrant. In addition to the $8.2 million of cash received on April 1, 2021 from the exercise of public and private placement warrants in March 2021, prior to the redemption notice, the Company also received additional proceeds of approximately $32.5 million from the exercise of additional public and private warrants during the redemption period. Pursuant to the redemption, a total of 40,491 public warrants were unexercised and redeemed by the Company at the redemption price of $0.01 per public warrant. As of the close of business on May 7, 2021, there were 17,521,075 shares of the Company’s common stock outstanding.
Other than the two items noted here, there have been no other subsequent events identified by management.